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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K
                                Current Report

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) December 19, 1995



                        TRANS WORLD AIRLINES, INC.
          (Exact name of registrant as specified in its charter)




         Delaware                   001-07815              43-1145889
 (State or other jurisdiction     (Commission            (IRS Employer
    of incorporation)               File No.)          Identification No.)


       One City Centre
   515 North Sixth Street
     St. Louis, Missouri                                    63101
(Address of principal executive offices)                  (Zip Code)


     Registrant's telephone number, including area code: 314-589-3261


________________________________________________________________________
    (Former name or former address, if changed since last report.)

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Item 5.  Other Events.
         ------------

               See the attached press release dated December 19, 1995.


                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TRANS WORLD AIRLINES, INC.


                                    By  /s/ Richard P. Magurno
                                        ----------------------------
                                        Name:  Richard P. Magurno
                                        Title: Senior Vice President
                                                and General Counsel

December 29, 1995